THE MATTERHORN GROWTH FUND, INC.
                          SUPPLEMENT TO THE PROSPECTUS
                             DATED NOVEMBER 1, 1996

                        SUPPLEMENT DATED FEBRUARY 1, 1997


This supplement amends the section in the Prospectus entitled "MANAGEMENT OF THE FUND - Investment Adviser."

The second paragraph is amended to read:

         "Gregory Alan Church has replaced Mark D. Beckerman as the Portfolio Manager of the Fund. Mr. Church has been the President of the Investment Adviser since March 1996. Mr. Church has also been president of Church Capital Management, a registered investment adviser since June 1987."